FOR IMMEDIATE RELEASE	Exhibit 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary W. Hanson
(602) 286-1530	(602) 286-1777

Michelle Clemente
(602) 286-1533

WESTERN REFINING ANNOUNCES THIRD QUARTER 2015 RESULTS

EL PASO, Texas - November 3, 2015 - Western Refining, Inc. (NYSE: WNR) today reported results for its third quarter ended September 30, 2015. Net income attributable to Western, excluding special items, was $160 million, or $1.69 per diluted share. This compares to third quarter 2014 net income, excluding special items, of $175.3 million, or $1.73 per diluted share. Including special items, the Company recorded third quarter 2015 net income attributable to Western of $153.3 million, or $1.61 per diluted share, as compared to net income attributable to Western of $186.7 million, or $1.84 per diluted share for the third quarter of 2014. A reconciliation of reported earnings and description of special items can be found in the accompanying financial tables.
Jeff Stevens, Western's President and Chief Executive Officer, said, "This was another excellent quarter operationally and financially for all of our business segments. Our financial results benefited from solid overall margin performance and a continued focus on cost control. The El Paso refinery had an outstanding quarter operationally, with expense per barrel results being one of the lowest quarters on record. In our Retail business, we saw an increase in same store fuel volumes, fuel margins, and merchandise sales, resulting in a record quarter from a profit perspective. NTI and WNRL also performed well in the quarter, which contributed to our outstanding financial results."
Western paid a dividend of $0.34 per share of common stock to shareholders in the third quarter. In October, Western's Board of Directors approved a $0.38 per share dividend for the fourth quarter. Including the fourth quarter dividend, Western will have returned approximately $234 million to shareholders through dividends and share repurchases in 2015.
Looking forward, Stevens said, "The fourth quarter has started off well. We just completed the sale of the TexNew Mex pipeline to WNRL for $180 million. Construction of Phase One of the Bobcat pipeline is complete and now gives us the ability to move crude oil to Midland and the US Gulf Coast. We also announced a proposal to purchase all of the remaining publicly-held units of NTI. Finally, the refining margin environment has been good during October and we still see strong demand for gasoline and diesel in our region."

Conference Call Information
A conference call is scheduled for Tuesday, November 3, 2015, at 10:00 am ET to discuss Western's financial results for the third quarter ended September 30, 2015. A slide presentation, which includes our quarterly guidance, will be available for reference during the conference call. The call, press release and slide presentation can be accessed on the Investor Relations section on Western's website, www.wnr.com. The call can also be heard by dialing (866) 566-8590 or (702) 224-9819, passcode: 47810509. The audio replay will be available two hours after the end of the call through November 17, 2015, by dialing (800) 585-8367 or (404) 537-3406, passcode: 47810509.

Non-GAAP Financial Measures
In a number of places in the press release and related tables, we have excluded certain income and expense items from GAAP measures. The excluded items are generally non-cash in nature such as unrealized net gains and losses from commodity hedging activities or losses on disposal of assets; however, other items that have a cash impact, such as gains on disposal of assets are also excluded. We believe it is useful for investors and financial analysts to understand our financial performance excluding such items so that they can see the operating trends underlying our business. Readers of this press release should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. The refining segment operates refineries in El Paso, and Gallup, New Mexico. The retail segment includes retail service stations, convenience stores, and unmanned fleet fueling locations in Arizona, Colorado, New Mexico, and Texas.
Western Refining, Inc. owns the general partner and approximately 66% of the limited partnership interest of Western Refining Logistics, LP (NYSE:WNRL) and the general partner and approximately 38% of the limited partnership interest in Northern Tier Energy LP (NYSE:NTI).
More information about Western Refining is available at www.wnr.com.
Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements which are protected by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect Western’s current expectations regarding future events, results or outcomes. The forward-looking statements contained herein include statements about: financial results for the fourth quarter of 2015; the ability of the Bobcat pipeline to move crude oil to Midland and the US Gulf Coast; Western’s proposal to acquire all of the remaining publicly-held common units of NTI; refining margins; gasoline and diesel demand; and the positioning of Western’s refineries to capture refining margins through the end of the year. These statements are subject to the general risks inherent in Western’s business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, which could result in Western’s expectations not being realized, or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western's business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made. Except as required by law, Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Consolidated Financial Data
We report our operating results in four business segments: refining, NTI, WNRL and retail.

•
Our refining segment owns and operates two refineries in the Southwest that process crude oil and other feedstocks primarily into gasoline, diesel fuel, jet fuel and asphalt. Our refining segment also owns and operates certain logistics assets including a 375 mile section of the TexNew Mex Pipeline system that extends from WNRL's crude oil station in Star Lake, New Mexico, in the Four Corners region to its T station in Eddy County, New Mexico. We market refined products to a diverse customer base including wholesale distributors and retail chains. The refining segment also sells refined products in the Mid-Atlantic region and Mexico.

•	NTI owns and operates refining and transportation assets and operates and supports retail convenience stores primarily in Minnesota and Wisconsin.

•
WNRL owns and operates terminal, storage and transportation assets and provides related services primarily to our refining segment in the Southwest. The WNRL segment also includes wholesale assets consisting of a fleet of crude oil and refined product truck transports and wholesale petroleum product and lubricant distribution operations in the Southwest region. WNRL receives its product supply from the refining segment and third-party suppliers.

•
Our retail segment operates retail convenience stores and unmanned commercial fleet fueling ("cardlock") locations located in the Southwest. The retail convenience stores sell gasoline, diesel fuel and convenience store merchandise.

The following tables set forth our unaudited summary historical financial and operating data for the periods indicated below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per share data)
Statements of Operations Data
Net sales (1)	$2,569,090	$4,052,324	$7,716,712	$12,128,757
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	1,895,772	3,379,555	5,814,969	10,271,461
Direct operating expenses (exclusive of depreciation and amortization) (1)	234,440	218,183	674,474	619,995
Selling, general and administrative expenses	54,465	57,206	169,808	170,578
Affiliate severance costs	—	—	—	12,878
Loss (gain) on disposal of assets, net	(52)	(66)	(157)	939
Maintenance turnaround expense	490	1,883	1,188	48,329
Depreciation and amortization	51,377	46,910	152,446	141,168
Total operating costs and expenses	2,236,492	3,703,671	6,812,728	11,265,348
Operating income	332,598	348,653	903,984	863,409
Other income (expense):
Interest income	186	483	550	899
Interest expense and other financing costs	(26,896)	(18,250)	(79,169)	(75,008)
Loss on extinguishment of debt	—	—	—	(9)
Other, net	4,327	(2,816)	11,557	(351)
Income before income taxes	310,215	328,070	836,922	788,940
Provision for income taxes	(92,117)	(80,713)	(229,989)	(223,319)
Net income	218,098	247,357	606,933	565,621
Less net income attributable to non-controlling interests (2)	64,795	60,608	213,722	136,630
Net income attributable to Western Refining, Inc.	$153,303	$186,749	$393,211	$428,991

Basic earnings per share	$1.61	$1.85	$4.12	$4.86
Diluted earnings per share	1.61	1.84	4.12	4.28
Dividends declared per common share	0.34	0.26	0.98	0.78

Weighted average basic shares outstanding	94,826	101,199	95,308	88,240
Weighted average dilutive shares outstanding (3)	94,924	101,325	95,408	102,207

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Economic Hedging Activities Recognized Within Cost of Products Sold
Realized hedging gain, net	$26,949	$26,716	$52,325	$44,272
Unrealized hedging gain (loss), net	271	17,020	(42,073)	136,371
Total hedging gain, net	$27,220	$43,736	$10,252	$180,643

Cash Flow Data
Net cash provided by (used in):
Operating activities	$373,620	$208,959	$665,664	$494,058
Investing activities	(20,321)	(46,875)	(34,454)	(142,036)
Financing activities	(187,665)	(43,743)	(352,799)	(169,938)
Capital expenditures	$76,431	$49,923	$195,976	$147,254
Cash distributions received by Western from:
NTI	$42,391	$18,880	$98,318	$60,914
WNRL	11,630	9,167	32,845	25,210
Other Data
Adjusted EBITDA (4)	$425,450	$378,027	$1,094,510	$918,022
Balance Sheet Data (at end of period)
Cash and cash equivalents			$709,570	$650,154
Restricted cash			12,328	—
Working capital			1,137,952	1,078,164
Total assets			5,881,886	5,863,884
Total debt and lease financing obligation			1,595,650	1,279,435
Total equity			3,032,495	3,127,805

(1)
Excludes $885.2 million, $2,517.3 million, $1,193.0 million and $3,487.8 million of intercompany sales and $885.2 million, $2,517.3 million, $1,189.0 million and $3,475.5 million of intercompany cost of products sold for three and nine months ended September 30, 2015 and 2014, respectively, and $4.0 million and $12.3 million of intercompany direct operating expenses for the three and nine months ended September 30, 2014, respectively, with no comparable activity for three and nine months ended September 30, 2015.

(2)
Net income attributable to non-controlling interests for the three and nine months ended September 30, 2015, consisted of income from NTI and WNRL in the amount of $59.2 million, $197.6 million, $5.6 million and $16.2 million, respectively. Net income attributable to non-controlling interests for the three and nine months ended September 30, 2014, consisted of income from NTI and WNRL in the amount of $56.4 million, $124.8 million, $4.3 million and $11.8 million, respectively.

(3)
Our computation of diluted earnings per share includes our Convertible Senior Unsecured Notes and any unvested restricted shares units. If determined to be dilutive to period earnings, these securities are included in the denominator of our diluted earnings per share calculation. For purposes of the diluted earnings per share calculation, we assumed issuance of 0.1 million restricted share units for the three and nine months ended September 30, 2015. We assumed issuance of 0.1 million restricted share units for both the three and nine months ended September 30, 2014 and 13.8 million shares related to the Convertible Senior Unsecured Notes for the nine months ended September 30, 2014.

(4)
Adjusted EBITDA represents earnings before interest expense and other financing costs, provision for income taxes, depreciation, amortization, maintenance turnaround expense and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under U.S. GAAP. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of

EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance.
Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$153,303	$186,749	$393,211	$428,991
Net income attributable to non-controlling interest	64,795	60,608	213,722	136,630
Interest expense and other financing costs	26,896	18,250	79,169	75,008
Provision for income taxes	92,117	80,713	229,989	223,319
Loss (gain) on disposal of assets, net	(52)	(66)	(157)	939
Depreciation and amortization	51,377	46,910	152,446	141,168
Maintenance turnaround expense	490	1,883	1,188	48,329
Loss on extinguishment of debt	—	—	—	9
Net change in lower of cost or market inventory reserve	36,795	—	(17,131)	—
Unrealized loss (gain) on commodity hedging transactions	(271)	(17,020)	42,073	(136,371)
Adjusted EBITDA	$425,450	$378,027	$1,094,510	$918,022

EBITDA by Reporting Entity
Western Adjusted EBITDA	$233,954	$248,943	$623,097	$593,594
NTI Adjusted EBITDA	163,826	112,991	392,711	278,801
WNRL EBITDA	27,670	16,093	78,702	45,627
Consolidated Adjusted EBITDA	$425,450	$378,027	$1,094,510	$918,022

	Three Months Ended
	September 30,
	2015
	Western	NTI	WNRL
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$102,279	$40,117	$10,907
Net income attributable to non-controlling interest	—	59,209	5,586
Interest expense and other financing costs	13,960	6,732	6,204
Provision for income taxes	92,114	—	3
Gain on disposal of assets, net	(6)	(33)	(13)
Depreciation and amortization	26,648	19,746	4,983
Maintenance turnaround expense	490	—	—
Net change in lower of cost or market inventory reserve	—	36,795	—
Unrealized loss (gain) on commodity hedging transactions	(1,531)	1,260	—
Adjusted EBITDA	$233,954	$163,826	$27,670

	Nine Months Ended
	September 30,
	2015
	Western	NTI	WNRL
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$232,394	$129,245	$31,572
Net income attributable to non-controlling interest	—	197,563	16,159
Interest expense and other financing costs	42,511	20,242	16,416
Provision for income taxes	229,635	—	354
Loss (gain) on disposal of assets, net	444	(344)	(257)
Depreciation and amortization	79,362	58,626	14,458
Maintenance turnaround expense	1,188	—	—
Net change in lower of cost or market inventory reserve	(4,883)	(12,248)	—
Unrealized loss (gain) on commodity hedging transactions	42,446	(373)	—
Adjusted EBITDA	$623,097	$392,711	$78,702

	Three Months Ended
	September 30,
	2014
	Western	NTI	WNRL
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$144,024	$34,711	$8,014
Net income attributable to non-controlling interest	—	56,357	4,251
Interest expense and other financing costs	13,617	4,271	362
Provision for income taxes	80,578	—	135
Gain on disposal of assets, net	(66)	—	—
Depreciation and amortization	25,097	18,482	3,331
Maintenance turnaround expense	1,883	—	—
Unrealized gain on commodity hedging transactions	(16,190)	(830)	—
Adjusted EBITDA	$248,943	$112,991	$16,093

	Nine Months Ended
	September 30,
	2014
	Western	NTI	WNRL
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$324,825	$81,837	$22,329
Net income attributable to non-controlling interest	—	124,786	11,844
Interest expense and other financing costs	57,360	16,575	1,073
Provision for income taxes	222,980	—	339
Loss (gain) on disposal of assets, net	1,040	(101)	—
Depreciation and amortization	74,297	56,829	10,042
Maintenance turnaround expense	48,329	—	—
Loss on extinguishment of debt	9	—	—
Unrealized gain on commodity hedging transactions	(135,246)	(1,125)	—
Adjusted EBITDA	$593,594	$278,801	$45,627

Consolidating Financial Data
The following tables set forth our consolidating historical financial data for the periods presented below.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Operating Income
Western, excluding NTI and WNRL	$208,253	$239,093	$504,751	$605,093
NTI	101,661	96,799	334,783	222,735
WNRL	22,684	12,761	64,450	35,581
Operating income	$332,598	$348,653	$903,984	$863,409
Depreciation and Amortization
Western, excluding NTI and WNRL	$26,648	$25,097	$79,362	$74,297
NTI	19,746	18,482	58,626	56,829
WNRL	4,983	3,331	14,458	10,042
Depreciation and amortization expense	$51,377	$46,910	$152,446	$141,168
Capital Expenditures
Western, excluding NTI and WNRL	$52,293	$37,938	$138,246	$101,490
NTI	17,439	9,237	35,267	34,339
WNRL	6,699	2,748	22,463	11,425
Capital expenditures	$76,431	$49,923	$195,976	$147,254
Balance Sheet Data (at end of period)
Cash and cash equivalents
Western, excluding NTI and WNRL			$523,590	$465,010
NTI			114,608	106,035
WNRL			71,372	79,109
Cash and cash equivalents			$709,570	$650,154
Total debt
Western, excluding NTI and WNRL			$890,375	$896,026
NTI			356,209	357,312
WNRL			300,000	—
Total debt			$1,546,584	$1,253,338
Total working capital
Western, excluding NTI and WNRL			$784,497	$726,937
NTI			287,113	271,540
WNRL			66,342	79,687
Total working capital			$1,137,952	$1,078,164

Refining Segment
El Paso and Gallup Refineries and Related Operations

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(In thousands, except per barrel data)
Statement of Operations Data (Unaudited):
Net sales (including intersegment sales) (1)	$1,652,934	$2,498,226	$4,963,407	$7,566,741
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (2)	1,335,326	2,145,984	4,098,734	6,578,731
Direct operating expenses (exclusive of depreciation and amortization)	77,249	78,184	232,160	225,224
Selling, general and administrative expenses	7,509	7,216	24,211	21,700
Loss on disposal of assets, net	—	103	495	775
Maintenance turnaround expense	490	1,883	1,188	48,329
Depreciation and amortization	22,013	20,280	65,535	60,145
Total operating costs and expenses	1,442,587	2,253,650	4,422,323	6,934,904
Operating income	$210,347	$244,576	$541,084	$631,837
Key Operating Statistics
Total sales volume (bpd) (1) (3)	247,839	219,755	238,375	216,009
Total production (bpd)	162,058	156,291	162,377	151,697
Total throughput (bpd)	164,580	158,452	164,616	153,937
Per barrel of throughput:
Refinery gross margin (2) (4)	$21.11	$24.04	$19.22	$23.45
Direct operating expenses (5)	$5.10	$5.36	$5.17	$5.36
Mid-Atlantic sales volume (bbls)	2,144	2,005	6,597	6,883
Mid-Atlantic margin per barrel	$(1.10)	$0.91	$0.15	$0.37
The following tables set forth our summary refining throughput and production data for the periods and refineries presented:
El Paso and Gallup Refineries

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Key Operating Statistics
Product yields (bpd):
Gasoline	87,816	81,350	87,678	77,732
Diesel and jet fuel	63,545	65,786	63,941	63,692
Residuum	4,121	5,569	4,730	5,241
Other	6,576	3,586	6,028	5,032
Total production (bpd)	162,058	156,291	162,377	151,697
Throughput (bpd):
Sweet crude oil	131,465	122,282	131,626	120,873
Sour crude oil	23,854	26,319	23,055	24,841
Other feedstocks and blendstocks	9,261	9,851	9,935	8,223
Total throughput (bpd)	164,580	158,452	164,616	153,937

El Paso Refinery

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Key Operating Statistics
Product yields (bpd):
Gasoline	71,855	64,614	70,613	60,904
Diesel and jet fuel	55,667	56,278	55,804	54,911
Residuum	4,121	5,569	4,730	5,241
Other	5,016	2,517	4,503	3,588
Total production (bpd)	136,659	128,978	135,650	124,644
Throughput (bpd):
Sweet crude oil	107,577	97,514	106,850	95,881
Sour crude oil	23,854	26,319	23,055	24,841
Other feedstocks and blendstocks	7,485	6,844	7,604	5,709
Total throughput (bpd)	138,916	130,677	137,509	126,431
Total sales volume (bpd) (3)	149,861	138,212	150,404	138,851
Per barrel of throughput:
Refinery gross margin (2) (4)	$18.51	$20.99	$18.65	$19.50
Direct operating expenses (5)	3.64	4.32	3.96	4.31

Gallup Refinery

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Key Operating Statistics
Product yields (bpd):
Gasoline	15,961	16,736	17,065	16,828
Diesel and jet fuel	7,878	9,508	8,137	8,781
Other	1,560	1,069	1,525	1,444
Total production (bpd)	25,399	27,313	26,727	27,053
Throughput (bpd):
Sweet crude oil	23,888	24,768	24,776	24,992
Other feedstocks and blendstocks	1,776	3,007	2,331	2,514
Total throughput (bpd)	25,664	27,775	27,107	27,506
Total sales volume (bpd) (3)	33,489	35,705	33,339	34,257
Per barrel of throughput:
Refinery gross margin (2) (4)	$23.08	$20.65	$19.85	$16.54
Direct operating expenses (5)	9.10	8.29	8.30	8.58

(1)
Refining net sales for the three and nine months ended September 30, 2015 and 2014 include $279.4 million, $753.8 million, $410.4 million and $1,163.8 million, respectively, representing a period average of 64,488 bpd, 54,631 bpd, 45,837 bpd and 42,901 bpd, respectively, in crude oil sales to third-parties.

(2)
Cost of products sold for the refining segment includes the segment's net realized and net non-cash unrealized hedging activity shown in the table below. The hedging gains and losses are also included in the combined gross profit and refinery gross margin but are not included in those measures for the individual refineries.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Realized hedging gain, net	$23,134	$20,737	$51,275	$41,399
Unrealized hedging gain (loss), net	1,531	16,190	(42,446)	135,246
Total hedging gain, net	$24,665	$36,927	$8,829	$176,645

(3)
Sales volume includes sales of refined products sourced primarily from our refinery production as well as refined products purchased from third parties. We purchase additional refined products from third parties to supplement supply to our customers. These products are similar to the products that we currently manufacture and represented 8.4%, 9.4%, 8.7% and 10.3% of our total consolidated sales volumes for the three and nine months ended September 30, 2015 and 2014, respectively. The majority of the purchased refined products are distributed through our refined product sales activities in the Mid-Atlantic region where we satisfy our refined product customer sales requirements through a third-party supply agreement.

(4)
Refinery gross margin for the respective periods presented is a per barrel measurement calculated by subtracting cost of products sold from net sales and dividing that difference by our refineries’ total throughput volumes. Net realized and net non-cash unrealized economic hedging gains and losses included in the combined refining segment gross margin are not allocated to the individual refineries. Refinery gross margin is a non-GAAP performance measure that we believe is useful for evaluating our refinery performance as a general indication of the excess of the refined product sales amount over the related cost of products sold. Our calculation of refinery gross margin excludes the sales and costs related to our Mid-Atlantic business that we report within the refining segment. The following table reconciles the sales and cost of sales used to calculate refinery gross margin with the total sales and cost of sales reported in the refining statement of operations data above:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Refinery net sales (including intersegment sales)	$1,498,049	$2,263,053	$4,466,544	$6,734,253
Mid-Atlantic sales	154,885	235,173	496,863	832,488
Net sales (including intersegment sales)	$1,652,934	$2,498,226	$4,963,407	$7,566,741

Refinery cost of products sold (exclusive of depreciation and amortization)	$1,178,412	$1,912,640	$3,602,870	$5,748,784
Mid-Atlantic cost of products sold	156,914	233,344	495,864	829,947
Cost of products sold (exclusive of depreciation and amortization)	$1,335,326	$2,145,984	$4,098,734	$6,578,731

Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. The following table reconciles combined gross profit for our refineries to combined gross margin for our refineries for the periods presented:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per barrel data)
Refinery net sales (including intersegment sales)	$1,498,049	$2,263,053	$4,466,544	$6,734,253
Refinery cost of products sold (exclusive of depreciation and amortization)	1,178,412	1,912,640	3,602,870	5,748,784
Depreciation and amortization	22,013	20,280	65,535	60,145
Gross profit	297,624	330,133	798,139	925,324
Plus depreciation and amortization	22,013	20,280	65,535	60,145
Refinery gross margin	$319,637	$350,413	$863,674	$985,469
Refinery gross margin per throughput barrel	$21.11	$24.04	$19.22	$23.45
Gross profit per throughput barrel	$19.66	$22.65	$17.76	$22.02

(5)
Refinery direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

NTI
The following table sets forth the summary operating results for NTI.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per barrel data)
Net sales	$798,025	$1,449,033	$2,348,621	$4,205,732
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	573,686	1,235,697	1,662,948	3,631,911
Direct operating expenses (exclusive of depreciation and amortization)	82,203	75,909	228,256	209,597
Selling, general and administrative expenses	20,762	22,146	64,352	71,883
Affiliate severance costs	—	—	—	12,878
Gain on disposal of assets, net	(33)	—	(344)	(101)
Depreciation and amortization	19,746	18,482	58,626	56,829
Total operating costs and expenses	696,364	1,352,234	2,013,838	3,982,997
Operating income	$101,661	$96,799	$334,783	$222,735

Key Operating Statistics
Total sales volume (bpd)	99,617	100,064	100,630	97,252
Total refinery production (bpd)	90,362	96,625	94,451	94,314
Total refinery throughput (bpd) (2)	90,590	96,464	94,538	94,054
Per barrel of throughput:
Refinery gross margin (1) (3)	$20.65	$18.87	$21.15	$17.35
Direct operating expenses (4)	4.84	4.46	4.74	4.37

Retail fuel gallons sold (in thousands)	78,414	79,674	227,673	229,453
Retail fuel margin per gallon (5)	$0.27	$0.20	$0.23	$0.20
Merchandise sales	$100,645	$95,647	$279,058	$264,090
Merchandise margin (6)	25.8%	25.7%	25.9%	26.0%
Company-operated retail outlets at period end			165	165
Franchised retail outlets at period end			102	82

(1)
Cost of products sold for NTI includes the net realized and net non-cash unrealized hedging activity shown in the table below. Hedging gains and losses are also included in the combined gross profit and refinery gross margin.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Realized hedging gain, net	$3,815	$5,978	$1,050	$2,874
Unrealized hedging gain (loss), net	(1,260)	830	373	1,125
Total hedging gain, net	$2,555	$6,808	$1,423	$3,999

(2)	Total refinery throughput includes crude oil, other feedstocks and blendstocks.

(3)
Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by the refinery's total throughput volumes for the respective periods presented. Refinery net sales include $35.3 million, $94.4 million, $322.6 million and $891.7 million related to crude oil sales during the three and nine months ended September 30, 2015 and 2014, respectively. Refinery gross margin is a non-GAAP performance measure that we believe is useful in evaluating refinery performance as a general indication of the excess of the refined product sales amount over the related cost of products sold. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled to corresponding amounts included in the statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Cost of products sold for the three and nine months ended September 30, 2015 includes a non-cash adjustment of $36.8 million and a non-cash recovery of $12.2 million, respectively, in order to state the inventories value at market prices which were lower than cost.
The following table reconciles gross profit to gross margin for the St. Paul Park refinery for the periods presented:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per barrel data)
Net refinery sales (including intersegment sales)	$762,275	$1,425,308	$2,291,681	$4,155,644
Refinery cost of products sold (exclusive of depreciation and amortization)	590,138	1,257,837	1,745,756	3,710,268
Refinery depreciation and amortization	17,366	15,890	51,734	50,378
Gross profit	154,771	151,581	494,191	394,998
Plus depreciation and amortization	17,366	15,890	51,734	50,378
Refinery gross margin	$172,137	$167,471	$545,925	$445,376
Refinery gross margin per refinery throughput barrel	$20.65	$18.87	$21.15	$17.35
Gross profit per refinery throughput barrel	$18.57	$17.08	$19.15	$15.38

(4)
NTI's direct operating expenses per throughput barrel are calculated by dividing refining direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(5)
Retail fuel margin per gallon is a measurement calculated by dividing the difference between retail fuel sales and retail fuel cost of products sold by the number of gallons sold. Retail fuel margin per gallon is a measure frequently used in the retail industry to measure operating results related to fuel sales.

(6)
Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the retail industry to measure operating results related to merchandise sales.

WNRL
The WNRL financial and operational data presented include the historical results of all assets acquired from Western in the Wholesale Acquisition. This acquisition from Western was a transfer of assets between entities under common control. We have retrospectively adjusted historical financial and operational data of WNRL, for all periods presented, to reflect the purchase and consolidation of WRW into WNRL.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Statement of Operations Data:
Net sales (net of excise taxes)	$674,479	$915,719	$2,016,376	$2,750,666
Operating costs and expenses:
Cost of products sold (net of excise taxes)	601,557	851,242	1,807,284	2,561,785
Direct operating expenses	39,705	37,112	112,697	107,769
Selling, general and administrative expenses	5,563	6,388	17,744	17,276
Gain on disposal of assets, net	(13)	(34)	(257)	(16)
Depreciation and amortization	4,983	4,292	14,458	12,898
Total operating costs and expenses	651,795	899,000	1,951,926	2,699,712
Operating income	$22,684	$16,719	$64,450	$50,954

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except key operating statistics)
Key Operating Statistics
Pipeline and gathering (bpd):
Mainline movements:
Permian/Delaware Basin system	56,745	27,382	45,784	22,351
Four Corners system (1)	66,602	38,623	54,719	38,483
Gathering (truck offloading):
Permian/Delaware Basin system	25,961	24,250	24,207	24,205
Four Corners system	16,487	10,979	13,387	11,187
Terminalling, transportation and storage (bpd):
Shipments into and out of storage (includes asphalt)	408,787	389,773	396,506	379,261
Wholesale:
Fuel gallons sold (in thousands)	305,566	289,822	919,808	850,840
Fuel gallons sold to retail (included in fuel gallons sold above) (in thousands)	81,538	68,064	235,824	194,753
Fuel margin per gallon (2)	$0.029	$0.019	$0.031	$0.021
Lubricant gallons sold (in thousands)	2,998	3,071	8,969	9,163
Lubricant margin per gallon (3)	$0.70	$0.83	$0.71	$0.81
Crude oil trucking volume (bpd)	49,620	39,473	47,245	34,610
Average crude oil revenue per barrel	$2.51	$2.78	$2.58	$2.94

(1)
Some barrels of crude oil in route to Western's Gallup refinery and Permian/Delaware Basin are transported on more than one mainline. Mainline movements for the Four Corners and Delaware Basin systems include each barrel transported on each mainline.

(2)
Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales, net of transportation charges, and cost of fuel sales for WNRL's wholesale business by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the petroleum products wholesale industry to measure operating results related to fuel sales.

(3)
Lubricant margin per gallon is a measurement calculated by dividing the difference between lubricant sales, net of transportation charges, and lubricant cost of products sold by the number of gallons sold. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.

Retail Segment

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per gallon data)
Statement of Operations Data
Net sales (including intersegment sales)	$328,895	$381,873	$905,569	$1,092,389
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	270,216	335,377	763,034	973,883
Direct operating expenses (exclusive of depreciation and amortization)	35,283	30,710	101,278	89,115
Selling, general and administrative expenses	3,263	2,654	9,636	7,962
Gain on disposal of assets, net	(6)	(140)	(51)	(140)
Depreciation and amortization	3,676	3,069	10,993	8,821
Total operating costs and expenses	312,432	371,670	884,890	1,079,641
Operating income	$16,463	$10,203	$20,679	$12,748
Key Operating Statistics
Retail fuel gallons sold	92,939	80,705	267,102	232,236
Average retail fuel sales price per gallon (net of excise taxes)	$2.26	$3.12	$2.10	$3.07
Average retail fuel cost per gallon (net of excise taxes)	1.95	2.86	1.89	2.88
Fuel margin per gallon (1)	0.31	0.26	0.21	0.19
Merchandise sales	$83,146	$70,900	234,014	199,684
Merchandise margin (2)	29.4%	28.7%	29.5%	28.8%
Operating retail outlets at period end			261	230
Cardlock fuel gallons sold	16,990	16,906	50,013	51,235
Cardlock fuel margin per gallon	$0.176	$0.185	$0.174	$0.176
Operating cardlocks at period end			52	54

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per gallon data)
Net Sales
Retail fuel sales (net of excise taxes)	$209,705	$251,709	$561,416	$712,839
Merchandise sales	83,146	70,900	234,014	199,684
Cardlock sales	33,184	56,831	100,960	171,755
Other sales	2,860	2,433	9,179	8,111
Net sales	$328,895	$381,873	$905,569	$1,092,389
Cost of Products Sold
Retail fuel cost of products sold (net of excise taxes)	$181,282	$231,143	$505,875	$668,642
Merchandise cost of products sold	58,737	50,531	164,906	142,235
Cardlock cost of products sold	30,141	53,671	92,077	162,656
Other cost of products sold	56	32	176	350
Cost of products sold	$270,216	$335,377	$763,034	$973,883
Retail fuel margin per gallon (1)	$0.31	$0.26	$0.21	$0.19

(1)
Retail fuel margin per gallon is a measurement calculated by dividing the difference between retail fuel sales and cost of retail fuel sales by the number of gallons sold. Retail fuel margin per gallon is a measure frequently used in the convenience store industry to measure operating results related to retail fuel sales.

(2)
Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the convenience store industry to measure operating results related to merchandise sales.

Reconciliation of Special Items
We present certain additional financial measures below and elsewhere in this press release that are non-GAAP measures within the meaning of Regulation G under the Securities Exchange Act of 1934.
We present these non-GAAP measures to provide investors with additional information to analyze our performance from period to period. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP. These non-GAAP measures reflect subjective determinations by management and may differ from similarly titled non-GAAP measures presented by other companies.

	Three Months Ended
	September 30,
	2015	2014
	(Unaudited)
	(In thousands, except per share data)
Reported diluted earnings per share	$1.61	$1.84
Income before income taxes	$310,215	$328,070
Special items:
Unrealized gain on commodity hedging transactions	(271)	(17,020)
Gain on disposal of assets, net	(52)	(66)
Net change in lower of cost or market inventory reserve	36,795	—
Earnings before income taxes excluding special items	346,687	310,984
Recomputed income taxes excluding special items (1)	(96,254)	(75,567)
Net income excluding special items	250,433	235,417
Net income attributable to non-controlling interest	90,215	60,099
Net income attributable to Western excluding special items	$160,218	$175,318
Diluted earnings per share excluding special items	$1.69	$1.73

(1)	We recompute income taxes after deducting special items and earnings attributable to non-controlling interest.